CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-6

DERIVED INFORMATION  [7/30/04]

[$350,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$800,000,050]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-6

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-6

Statistical Collateral Summary – Aggregate Fixed Rate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 8/01/04 cutoff date.  Approximately 0.9% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	887
Total Outstanding Loan Balance	$116,781,109*	Min	Max
Average Loan Current Balance	$131,659	$9,997	$1,120,899
Weighted Average Original LTV	78.5%**
Weighted Average Coupon	7.26%	5.00%	13.84%
Arm Weighted Average Coupon	0.00%
Fixed Weighted Average Coupon	7.26%
Weighted Average Margin	0.00%	0.00%	0.00%
Weighted Average FICO (Non-Zero)	643
Weighted Average Age (Months)	2
% First Liens	97.2%
% Second Liens	2.8%
% Arms	00.0%
% Fixed	100.0%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.51 - 5.00	1	845,889	0.7	5.00	32.7	779
5.01 - 5.50	10	2,032,207	1.7	5.48	57.6	751
5.51 - 6.00	58	11,804,729	10.1	5.81	67.5	689
6.01 - 6.50	95	18,915,235	16.2	6.34	76.1	663
6.51 - 7.00	156	25,706,763	22.0	6.85	78.0	634
7.01 - 7.50	142	19,578,933	16.8	7.30	79.0	620
7.51 - 8.00	150	16,104,769	13.8	7.78	83.0	629
8.01 - 8.50	74	7,593,707	6.5	8.26	83.6	614
8.51 - 9.00	67	6,094,829	5.2	8.80	85.8	605
9.01 - 9.50	31	2,410,781	2.1	9.26	88.5	644
9.51 - 10.00	32	2,011,978	1.7	9.81	90.4	642
10.01 - 10.50	23	1,149,074	1.0	10.32	94.2	672
10.51 - 11.00	22	1,228,147	1.1	10.80	93.9	651
11.01 - 11.50	9	418,227	0.4	11.16	95.9	665
11.51 - 12.00	5	212,965	0.2	11.89	98.3	702
12.01 - 12.50	5	160,886	0.1	12.34	95.0	729
12.51 - 13.00	2	97,930	0.1	12.68	98.4	672
13.01 - 13.50	4	391,263	0.3	13.13	89.3	693
13.51 - 14.00	1	22,796	0.0	13.84	95.0	674
Total:	887	116,781,109	100.0	7.26	78.5	643

          *     Note, for second liens, CLTV is employed in this calculation.

CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-6

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
501 - 525	10	934,071	0.8	8.14	70.1	514
526 - 550	66	6,403,328	5.5	7.86	72.9	541
551 - 575	100	11,243,084	9.6	7.66	77.5	565
576 - 600	106	13,885,732	11.9	7.42	78.3	589
601 - 625	157	23,273,934	19.9	7.19	79.9	613
626 - 650	96	14,151,729	12.1	7.13	81.5	636
651 - 675	92	10,559,939	9.0	7.29	79.8	662
676 - 700	82	10,784,625	9.2	7.65	80.2	689
701 - 725	63	10,916,079	9.3	6.79	78.8	713
726 - 750	44	5,257,220	4.5	6.68	80.0	737
751 - 775	42	4,394,021	3.8	7.10	76.9	762
776 - 800	29	4,977,346	4.3	6.50	68.4	787
Total:	887	116,781,109	100.0	7.26	78.5	643

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
9,997 - 50,000	101	3,419,444	2.9	9.58	82.7	644
50,001 - 100,000	312	23,527,147	20.1	7.96	80.9	629
100,001 - 150,000	211	26,099,261	22.3	7.38	79.5	631
150,001 - 200,000	114	19,822,326	17.0	7.04	77.8	640
200,001 - 250,000	65	14,600,777	12.5	6.88	79.0	644
250,001 - 300,000	43	11,734,202	10.0	6.77	76.8	656
300,001 - 350,000	13	4,247,391	3.6	6.69	76.1	643
350,001 - 400,000	11	4,104,821	3.5	6.57	72.3	679
400,001 - 450,000	4	1,744,321	1.5	6.23	80.2	700
450,001 - 500,000	10	4,865,191	4.2	6.84	81.0	652
500,001 - 1,120,899	3	2,616,228	2.2	6.08	61.2	738
Total:	887	116,781,109	100.0	7.26	78.5	643

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
16.670 - 50.000	37	5,575,930	4.8	6.16	37.2	674
50.001 - 55.000	16	2,226,351	1.9	6.60	52.8	636
55.001 - 60.000	33	4,798,113	4.1	6.64	57.4	649
60.001 - 65.000	29	3,975,896	3.4	6.87	63.0	628
65.001 - 70.000	57	8,976,159	7.7	6.56	68.5	639
70.001 - 75.000	75	10,699,236	9.2	7.04	74.0	629
75.001 - 80.000	204	29,429,438	25.2	7.04	79.6	646
80.001 - 85.000	145	19,334,852	16.6	7.36	84.6	614
85.001 - 90.000	130	18,357,072	15.7	7.46	89.3	644
90.001 - 95.000	99	8,948,492	7.7	8.82	94.9	676
95.001 - 100.000	62	4,459,571	3.8	8.97	99.8	687
Total:	887	116,781,109	100.0	7.26	78.5	643

CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-6

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	587	77,108,360	66.0	7.09	78.1	630
Reduced	100	12,406,082	10.6	7.83	80.7	689
No Income/ No Asset	1	229,032	0.2	7.00	80.0	796
Stated Income / Stated Assets	199	27,037,635	23.2	7.48	78.8	657
Total:	887	116,781,109	100.0	7.26	78.5	643

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	754	103,783,851	88.9	7.14	78.1	636
Second Home	7	1,829,758	1.6	6.35	58.4	709
Investor	126	11,167,501	9.6	8.54	85.7	695
Total:	887	116,781,109	100.0	7.26	78.5	643

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	99	18,706,736	16.0	6.80	70.1	668
Florida	109	15,360,386	13.2	7.22	78.0	647
Pennsylvania	64	7,851,233	6.7	7.05	82.3	641
New York	34	5,940,480	5.1	6.94	72.4	633
Georgia	32	5,739,654	4.9	6.99	81.0	669
Virginia	44	5,467,245	4.7	7.43	83.5	622
Maryland	29	4,892,255	4.2	7.11	78.1	632
Texas	58	4,871,506	4.2	8.16	83.1	638
Oregon	29	4,197,040	3.6	6.87	79.9	705
Massachusetts	20	3,775,939	3.2	6.90	74.6	619
Ohio	30	3,362,199	2.9	7.79	80.7	609
Arizona	23	3,022,718	2.6	7.04	84.1	639
Illinois	24	2,607,498	2.2	7.56	84.1	639
Washington	20	2,519,702	2.2	7.19	76.2	640
North Carolina	19	2,213,137	1.9	7.68	85.4	634
Other	253	26,253,381	22.5	7.64	81.3	626
Total:	887	116,781,109	100.0	7.26	78.5	643

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	249	27,846,455	23.8	7.83	85.3	681
Refinance - Rate Term	64	9,103,033	7.8	7.08	77.8	647
Refinance - Cashout	574	79,831,621	68.4	7.08	76.3	629
Total:	887	116,781,109	100.0	7.26	78.5	643

          *     Note, for second liens, CLTV is employed in this calculation.

CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-6

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Fixed – Balloon 15 /30	16	824,327	0.7	10.81	99.2	705
Fixed Rate	871	115,956,782	99.3	7.23	78.4	642
Total:	887	116,781,109	100.0	7.26	78.5	643

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	758	98,370,628	84.2	7.21	78.5	639
PUD	44	6,713,635	5.7	7.50	80.0	659
2 Family	35	4,545,419	3.9	7.63	75.4	655
Condo	31	4,210,737	3.6	7.17	77.6	678
3-4 Family	19	2,940,691	2.5	7.95	82.7	677
Total:	887	116,781,109	100.0	7.26	78.5	643

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	883	115,734,009	99.1	7.27	78.6	642
60	4	1,047,100	0.9	6.36	74.9	700
Total:	887	116,781,109	100.0	7.26	78.5	643

          *     Note, for second liens, CLTV is employed in this calculation.